TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Portfolio of Investments                                       7
         Notes to Portfolio of Investments                              9
         Statement of Assets and Liabilities                           10
         Statement of Operations                                       11
         Statements of Changes in Net Assets                           12
         Notes to Financial Statements                                 13



IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA TREASURY MONEY MARKET TRUST, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









USAA FAMILY OF FUNDS SUMMARY

FUND TYPE/NAME                RISK
----------------------------------------------
            CAPITAL APPRECIATION
----------------------------------------------
Aggressive Growth             Very high
Capital Growth                Very high
Emerging Markets              Very high
First Start Growth            Moderate to high
Gold                          Very high
Growth                        Moderate to high
Growth & Income               Moderate
International                 Moderate to high
Science & Technology          Very high
Small Cap Stock               Very high
World Growth                  Moderate to high
----------------------------------------------
              ASSET ALLLOCATION
----------------------------------------------
Balanced Strategy             Moderate
Cornerstone Strategy          Moderate
Growth and Tax Strategy       Moderate
Growth Strategy               Moderate to high
Income Strategy               Low to moderate
----------------------------------------------
              INCOME - TAXABLE
----------------------------------------------
GNMA Trust                    Low to moderate
High-Yield Opportunities      High
Income                        Moderate
Income Stock                  Moderate
Intermediate-Term Bond        Low to moderate
Short-Term Bond               Low
----------------------------------------------
             INCOME - TAX EXEMPT
----------------------------------------------
Long-Term                     Moderate
Intermediate-Term             Low to moderate
Short-Term                    Low
State Bond/Income             Moderate
----------------------------------------------
                  INDEXES
----------------------------------------------
Extended Market Index         High
Global Titans Index           Moderate to high
Nasdaq-100 Index              Very high
S&P 500 Index                 Moderate
----------------------------------------------
                MONEY MARKET
----------------------------------------------
Money Market                  Low
Tax Exempt Money Market       Low
Treasury Money Market Trust   Low
State Money Market            Low
----------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS OT MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE.]


I started off in the investment business in late 1972. I believe that I could sit down and give you at least a thumbnail sketch of what made every year between then and now unique. The first two years, '73 and '74, were dreadful. In '75 and '76 if you missed January, you missed the year. And so it would go right up to the consecutively incredible years from '95 through '98, and the really incredible '99. Everyone who lives through such experiences will craft some set of beliefs that will serve as a guide to the process of investing. And different people will glean different wisdom from their experience. For me, the experience has led to these beliefs:

      - No one forecasts markets accurately.

      - Therefore, controlling risk is very important.

      - Risk is best controlled by the way you allocate your assets.

USAA's Asset Strategy funds offer an array of choices for controlling your investment risk. Cornerstone and Growth Strategy funds have portfolios that are 75% to 80% in equities. The Balanced and Growth and Tax Strategy funds are more conservative, while Income Strategy adds 20% equities to a fixed-income portfolio.

In short, the Asset Strategy funds offer a spectrum of risk and expected return, and, in a year like we've seen in 2000, provide an excellent way to confront a very challenging market. They are simple and effective risk control investment tools.

Sincerely,

Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









INVESTMENT REVIEW


USAA TREASURY MONEY MARKET TRUST

OBJECTIVE: Maximum current income while maintaining the highest degree of safety and liquidity.

TYPES OF INVESTMENTS: Invests principally in U.S. government securities with maturities of 397 days or less; mostly U.S. Treasury bills, notes, and bonds, and repurchase agreements collateralized by these instruments.


--------------------------------------------------------------------------------
                                           11/30/00              5/31/00
--------------------------------------------------------------------------------
  Net Assets                            $157.6 Million       $153.4 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 11/30/00
--------------------------------------------------------------------------------
        5/31/00                              SINCE INCEPTION      7-DAY
     TO 11/30/00(+)   1 YEAR       5 YEARS      ON 2/1/91         YIELD
         3.02%         5.74%        5.17%         4.67%           6.08%
--------------------------------------------------------------------------------

(+) TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD AND ASSUMES REINVESTMENT OF ALL DIVIDENDS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS AND RETURNS FLUCTUATE. THE 7-DAY YIELD QUOTATION MORE CLOSELY REFLECTS CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.



                             7-DAY YIELD COMPARISON
                             ----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA Treasury Money Market Trust to the iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) U.S. Treasury & Repo for the period of 11/30/99 through 11/28/00:

                    USAA TREASURY
                  MONEY MARKET TRUST            IMONEYNET, INC.
                  ------------------            ---------------

11/30/99                5.13%                        4.80%
12/28/99                4.96%                        4.66%
01/25/00                5.12%                        4.68%
02/29/00                5.21%                        4.98%
03/28/00                5.39%                        5.12%
04/25/00                5.38%                        5.14%
05/30/00                5.66%                        5.23%
06/27/00                5.83%                        5.31%
07/25/00                5.91%                        5.38%
08/29/00                5.99%                        5.52%
09/26/00                5.97%                        5.56%
10/31/00                6.07%                        5.58%
11/28/00                6.08%                        5.70%

DATA REPRESENT THE LAST TUESDAY OF EACH MONTH.
ENDING DATE 11/28/00.


THE GRAPH TRACKS THE FUND'S 7-DAY YIELD AGAINST IMONEYNET, INC. (FORMERLY IBC FINANCIAL DATA, INC.) U.S. TREASURY & REPO, AN AVERAGE OF ALL MAJOR TREASURY MONEY MARKET FUND YIELDS.









MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF PORTFOLIO MANAGER, PAMELA BLEDSOE NOBLE, CFA, APPEARS HERE.]


MARKET UPDATE

The turning of the calendar from 1999 to 2000 evoked concerns about what a new millennium might bring. I don't think anyone could have predicted the kind of year it turned out to be. We began the year with the Federal Reserve (the Fed) implementing multiple increases in short-term interest rates to slow an extremely fast-paced economy. Signs of a slowing economy became evident during the third quarter. The unprecedented national election process has brought us as close to an evenly divided government as anyone thought possible. High oil prices and tight labor markets have kept fears of inflation close at hand. All of the above factors have lowered the stock market returns which, in turn, may finally encourage the consumer to become more of a Grinch during the holiday season. Going forward, I believe that the turbo-charged growth of the U.S. economy will slow to a more sustainable level, with inflation pressures finally subsiding.

In addition to economic factors, the issuance of new Treasury bills and notes continues to affect the Treasury market. The U.S. government is simply not issuing as many bills and notes as it did when the country had a large budget deficit. As a result, there are fewer bills and notes to meet the demands of investors. Reduced supply drives the prices of bonds up and the yields down. Since our last report, the yield on the one-year bill has declined from 6.16% to 5.91%. Additionally, the Fed has not increased short-term rates since May 16, 2000, keeping the federal funds target of 6.50%. As the economy has begun to clearly show signs of a slowdown, the markets have begun to reflect the possibility of the Fed's lowering its target federal funds rate during the first quarter of 2001.

PERFORMANCE

In accordance with the USAA Treasury Money Market Trust's investment guidelines, the Fund is managed to provide the maximum current income while maintaining the highest level of safety and liquidity. Repurchase agreements continue to offer higher yields than Treasury bills or notes. As a result, 59% of the Fund has been invested in repurchase agreements, while maintaining a ladder of other Treasury securities to lengthen the weighted-average days of the portfolio. Since our last report, the yield on the Fund has risen from 5.66% to 6.08% for the six-month period ending November 30, 2000. The USAA Treasury Money Market Trust was ranked 9 out of 96 Treasury and Repurchase Agreement Government Money Funds by iMoneyNet, Inc. for the 12 months ended November 30, 2000. Past performance is no guarantee of future results.


                        CUMULATIVE PERFORMANCE OF $10,000
                        ---------------------------------

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA Treasury Money Market Trust. The data is from 2/01/91 through 11/30/00. The data points from the graph are as follows:

USAA TREASURY MONEY MARKET TRUST

                      Amount
                      ------
02/01/91             $10,000
05/31/91              10,172
11/30/91              10,436
05/31/92              10,649
11/30/92              10,822
05/31/93              10,973
11/30/93              11,128
05/31/94              11,294
11/30/94              11,530
05/31/95              11,845
11/30/95              12,173
05/31/96              12,482
11/30/96              12,791
05/31/97              13,114
11/30/97              13,453
05/31/98              13,800
11/30/98              14,152
05/31/99              14,466
11/30/99              14,813
05/31/00              15,204
11/30/00              15,663

DATA SINCE INCEPTION ON 2/01/91 THROUGH 11/30/00.


THE GRAPH ILLUSTRATES A HYPOTHETICAL $10,000 INVESTMENT IN THE USAA TREASURY MONEY MARKET TRUST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE VALUE OF YOUR INVESTMENT MAY VARY ACCORDING TO THE FUND'S PERFORMANCE. INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES, OR TO THE ALTERNATIVE MINIMUM TAX. FOR 7-DAY YIELD INFORMATION, PLEASE REFER TO THE FUND'S INVESTMENT REVIEW PAGE.

AN INVESTMENT IN THIS FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

YOU WILL FIND A LIST OF THE SECURITIES THAT THE FUND OWNS ON PAGES 7-8.









USAA TREASURY MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

NOVEMBER 30, 2000
(UNAUDITED)


 PRINCIPAL
  AMOUNT                         SECURITY                                  VALUE
--------------------------------------------------------------------------------
                          U.S. TREASURY BILLS (18.3%)

  $ 3,000   5.95%, 12/07/2000                                           $  2,997
    3,500   5.94%, 12/14/2000                                              3,493
    3,500   5.94%, 12/21/2000                                              3,489
    3,000   6.37%, 12/21/2000                                              2,989
    3,500   6.03%, 12/28/2000                                              3,484
    3,000   6.19%, 1/18/2001                                               2,975
    3,000   6.02%, 1/25/2001                                               2,973
    3,000   6.03%, 2/08/2001                                               2,965
    3,500   6.05%, 4/19/2001                                               3,418
--------------------------------------------------------------------------------
            Total U.S. Treasury bills (cost: $28,783)                     28,783
--------------------------------------------------------------------------------
                          U.S. TREASURY NOTES (19.0%)

    2,000   5.25%, 1/31/2001                                               1,997
    3,000   5.38%, 2/15/2001                                               2,994
    3,000   5.63%, 2/28/2001                                               2,994
    3,000   6.38%, 3/31/2001                                               2,997
    4,000   5.00%, 4/30/2001                                               3,977
    3,000   8.00%, 5/15/2001                                               3,019
    3,000   6.50%, 5/31/2001                                               3,000
    3,000   6.63%, 6/30/2001                                               3,002
    3,000   5.50%, 7/31/2001                                               2,982
    3,000   6.50%, 8/31/2001                                               3,003
--------------------------------------------------------------------------------
            Total U.S. Treasury notes (cost: $29,965)                     29,965
--------------------------------------------------------------------------------
                     U.S. GOVERNMENT GUARANTEED NOTES (3.2%)

      450   7.12%, 8/01/2001                                                 451
    4,630   6.50%, 4/02/2007                                               4,630
--------------------------------------------------------------------------------
            Total U.S. government guaranteed notes (cost: $5,081)          5,081
--------------------------------------------------------------------------------
            Total investment in securities (cost: $63,829)                63,829
--------------------------------------------------------------------------------
                          REPURCHASE AGREEMENTS (59.0%)

    7,700  Bank One Capital Markets, 6.43%, acquired on 11/30/00 and due 12/01/00 at $7,700 (collateralized by a $7,848 U.S. Treasury Note, 6.5%, due 5/31/01; market value of $7,859) 7,700
    7,700  Deutsche Bank Securities, 6.45%, acquired on 11/30/00 and due 12/01/00 at $7,700 (collateralized by a $7,630 U.S. Treasury Note, 6.625%, due 6/30/01; market value of $7,859) 7,700
   38,900  First Union Capital Markets, 6.43%, acquired on 11/29/00 and due 12/06/00 at $38,900 (collateralized by a $39,030
             U.S. Treasury Note, 4.625%, due 12/31/00; market value
             of $39,717)                                                  38,900
   38,700  State Street Corp., 6.45%, acquired on 11/30/00 and due
             12/01/00 at $38,700 (collateralized by a $39,520 U.S.
             Treasury Note, 6.25%, due 10/31/01; market value
             of $39,867)                                                  38,700
--------------------------------------------------------------------------------
            Total repurchase agreements (cost: $93,000)                   93,000
--------------------------------------------------------------------------------
            Total investments (cost: $156,829)                          $156,829
================================================================================









USAA TREASURY MONEY MARKET TRUST
NOTES TO PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2000
(UNAUDITED)



GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA TREASURY MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

NOVEMBER 30, 2000
(UNAUDITED)


ASSETS
   Investments in securities                                            $ 63,829
   Repurchase agreements                                                  93,000
   Cash                                                                      397
   Receivables:
      Capital shares sold                                                    275
      Interest                                                               458
                                                                        --------
         Total assets                                                    157,959
                                                                        --------

LIABILITIES
   Capital shares redeemed                                                   314
   USAA Investment Management Company                                         16
   USAA Transfer Agency Company                                               14
   Accounts payable and accrued expenses                                      26
   Dividends on capital shares                                                29
                                                                        --------
         Total liabilities                                                   399
                                                                        --------
            Net assets applicable to capital shares outstanding         $157,560
                                                                        ========


REPRESENTED BY:
   Paid-in capital                                                      $157,560
                                                                        ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       157,560
                                                                        ========
   Net asset value, redemption price, and offering price per share      $   1.00
                                                                        ========




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA TREASURY MONEY MARKET TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2000
(UNAUDITED)


Net investment income:
   Interest income                                                      $  4,877
                                                                        --------
   Expenses:
      Management fees                                                         91
      Transfer agent's fees                                                   75
      Custodian's fees                                                        36
      Postage                                                                 20
      Shareholder reporting fees                                               7
      Trustees' fees                                                           2
      Registration fees                                                       25
      Professional fees                                                       21
      Other                                                                    1
                                                                        --------
         Total expenses                                                      278
                                                                        --------
            Net investment income                                       $  4,599
                                                                        ========




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA TREASURY MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2000, AND YEAR ENDED MAY 31, 2000
(UNAUDITED)


                                                        11/30/00        5/31/00
                                                       -------------------------
From operations:
   Net investment income                               $   4,599       $   7,641
                                                       -------------------------

Distributions to shareholders from:
   Net investment income                                  (4,599)         (7,641)
                                                       -------------------------

From capital share transactions:
   Proceeds from shares sold                              65,275         170,402
   Reinvested dividends                                    4,379           7,280
   Cost of shares redeemed                               (65,494)       (168,277)
                                                       -------------------------
      Increase in net assets from
         capital share transactions                        4,160           9,405
                                                       -------------------------
Net increase in net assets                                 4,160           9,405
Net assets:
   Beginning of period                                   153,400         143,995
                                                       -------------------------
   End of period                                       $ 157,560       $ 153,400
                                                       =========================

Change in shares outstanding:
   Shares sold                                            65,275         170,402
   Shares issued for dividends reinvested                  4,379           7,280
   Shares redeemed                                       (65,494)       (168,277)
                                                       -------------------------
      Increase in shares outstanding                       4,160           9,405
                                                       =========================






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA TREASURY MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2000
(UNAUDITED)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA Treasury Money Market Trust (the Fund). The Fund's investment objective is to provide maximum current income while maintaining the highest degree of safety and liquidity. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in U.S. government securities with maturities of 397 days or less.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Fund are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities. Gain or loss from sales of investment securities is computed on the identified cost basis.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the six-month period ended November 30, 2000.


(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases  and proceeds  from  sales/maturities  of  securities  for the
six-month   period   ended   November  30,  2000,   were   $10,329,823,000   and
$10,326,774,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.125% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.


(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                NOVEMBER 30,                             YEAR ENDED MAY 31,
                                ---------------------------------------------------------------------------------
                                   2000           2000           1999           1998          1997         1996
                                ---------------------------------------------------------------------------------
Net asset value at
   beginning of period          $   1.00       $   1.00       $   1.00       $   1.00       $  1.00       $  1.00
Net investment income                .03            .05            .05            .05           .05           .05
Distributions from net
   investment income                (.03)          (.05)          (.05)          (.05)         (.05)         (.05)
                                ---------------------------------------------------------------------------------
Net asset value at
   end of period                $   1.00       $   1.00       $   1.00       $   1.00       $  1.00       $  1.00
                                =================================================================================
Total return (%) *                  3.02           5.05           4.83           5.24          5.06          5.38
Net assets at end
   of period (000)              $157,560       $153,400       $143,995       $106,679       $88,612       $76,777
Ratio of expenses to
   average net assets (%)            .36(a)         .35            .36           .375          .375          .375
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)                N/A            N/A            N/A           .392          .394          .403
Ratio of net investment
   income to average
   net assets (%)                   5.96(a)        5.00           4.69           5.11          4.95          5.23



  * ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.
(a) ANNUALIZED.  THE RATIO  IS  NOT  NECESSARILY  INDICATIVE  OF  12  MONTHS  OF
    OPERATIONS.









TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                       LEGAL COUNSEL
USAA Shareholder Account Services    Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road             Exchange Place
San Antonio, Texas 78288             Boston, Massachusetts 02109

CUSTODIAN                            INDEPENDENT AUDITORS
State Street Bank and Trust Company  KPMG LLP
P.O. Box 1713                        112 East Pecan, Suite 2400
Boston, Massachusetts 02105          San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS           INTERNET ACCESS
Call toll free - Central Time        usaa.com(Registered TradeMark)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(Registered TradeMark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777